UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2020 (August 18, 2020)

GLOBE LIFE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)
3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 569-4000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchanged on which registered
Common Stock, $1.00 par value per share	GL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement

On August 21, 2020, Globe Life Inc. ("Globe Life") completed the issuance and sale of $350,000,000 aggregate principal amount of Globe Life’s 2.150% Senior Notes due 2030 (the “Notes”), at a price to the public of 99.822% (the “Notes Offering”).

The estimated net proceeds to Globe Life from the Notes Offering is $345.8 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by Globe Life. Globe Life intends to use a portion of the net proceeds from the sale of the Notes to pay off the outstanding principal balance of $150 million on its 364-day term loan with a maturity date of April 8, 2021 (the “364-day term loan”), plus accrued and unpaid interest to, but excluding, the date of repayment. Globe Life intends to use the remaining net proceeds for general corporate purposes, which may include additional capital investments in its insurance subsidiaries, additional holding company liquidity and the repayment of a portion of Globe Life’s outstanding commercial paper.

The Notes Offering was completed pursuant to the prospectus, filed as part of Globe Life’s shelf registration statement on Form S-3 (File No. 333-227501) (the “Registration Statement”), as supplemented by a prospectus supplement in preliminary form dated August 18, 2020 and in final form dated August 18, 2020.

The Notes were issued under the Senior Indenture, dated as of September 24, 2018 (as supplemented, the “Senior Indenture”), between Globe Life and Regions Bank, as trustee, as supplemented by a Second Supplemental Indenture (the “Second Supplemental Indenture”), dated as of August 21, 2020 between Globe Life and Regions Bank, as trustee.

The Notes are senior unsecured obligations of Globe Life and rank equally with all of Globe Life’s other senior unsecured indebtedness from time-to-time outstanding. The Notes effectively rank junior to the current and future liabilities of Globe Life’s subsidiaries.

The Notes will bear interest at the rate of 2.150% per year. Interest on the notes will accrue from and including August 21, 2020, and is payable semi-annually in arrears on February 15 and August 15 of each year, beginning February 15, 2021. The Notes will mature on August 15, 2030.

The Notes are subject to optional redemption. At any time and from time to time prior to May 15, 2030 (three months prior to the maturity date of the Notes) (the “Par Call Date”), Globe Life may redeem the Notes, in whole or in part, at its option at a redemption price equal to the greater of: (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes to be redeemed that would be due but for the redemption if such Notes matured on the Par Call Date (excluding any portion of such payments of interest accrued and unpaid to, but excluding, the redemption date), discounted to the date of redemption, on a semi-annual basis, at a rate equal to the sum of the Treasury Rate (as defined in the Second Supplemental Indenture) plus 25 basis points, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the redemption date.

At any time and from time to time on or after the Par Call Date, the Notes will be redeemable at the Globe Life’s option, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the redemption date.

The Senior Indenture contains customary events of default. If an event of default exists under the Senior Indenture, the trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the principal amount of all of the Notes, together with accrued interest, if any, to be immediately due and payable.

The foregoing summary of the terms of the Senior Indenture, the Second Supplemental Indenture and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Senior Indenture, incorporated by reference in Exhibit 4.1 the Registration Statement; (ii) the Second Supplemental Indenture, filed herewith as Exhibit 4.2; and (iii) the form of the Notes, included in Exhibit 4.2, which are incorporated herein by reference.

Item 8.01 Other Events

The information set forth under Item 1.01 is incorporated into this Item 8.01 by reference.

In connection with the Notes Offering, Globe Life entered into an Underwriting Agreement dated August 18, 2020 (the “Underwriting Agreement”) with BofA Securities Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named on Schedule A thereto.

The Underwriting Agreement includes customary representations, warranties and covenants by Globe Life. The Underwriting Agreement also provides for customary indemnification by each of Globe Life and the underwriters named therein against certain liabilities arising out of or in connection with the sale of the Notes. The foregoing summary of the terms of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, included as Exhibit 1.1 hereto, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The documents filed herewith are incorporated by reference into Globe Life Inc.’s Registration Statement on Form S-3, File Number 333-227501.

Exhibit No.	Description
1.1
Underwriting Agreement, dated August 18, 2020, between Globe Life and BofA Securities Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named on Schedule A thereto.

4.1
Senior Indenture, dated as of September 24, 2018, between Globe Life Inc. and Regions Bank, as Trustee (incorporated by reference to Exhibit 4.1 to Globe Life’s Registration Statement on Form S-3 (File No. 333-227501) filed with the Securities and Exchange Commission on September 24, 2018).

4.2	Second Supplemental Indenture, dated as of August 21, 2020, between Globe Life Inc. and Regions Bank, as Trustee.
4.3	Form of 2.150% Senior Notes due 2030 (included in Exhibit 4.2).
5.1	Opinion of McAfee & Taft A Professional Corporation.
23.1	Consent of McAfee & Taft A Professional Corporation (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE LIFE INC.

Date: August 21, 2020

/s/ Christopher T. Moore
Christopher T. Moore Corporate Senior Vice President, Associate Counsel and Corporate Secretary